Exhibit 99.1

Casa Systems Initiates Court-Supervised Chapter 11 Sale Process for Businesses

Reaches Agreements to Sell 5G Mobile Core and RAN Assets to Lumine Group

and Cable Business to Vecima Networks

ANDOVER, Mass., April 3, 2024 – Casa Systems, Inc. (Nasdaq: CASA) (“Casa” or the “Company”), a leading provider of physical and cloud-native infrastructure technology solutions for wireless, cable and fixed broadband networks, today initiated a court-supervised process that is intended to achieve value-maximizing sales of its businesses. To facilitate these sales, the Company filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.

The Company has entered into an asset purchase agreement to sell its 5G Mobile Core and RAN businesses, which include its Axyom Cloud Native 5G Core Software & RAN Assets, to Lumine Group, a global acquirer of communications and media software businesses (the “Cloud/RAN Sale”). The Company has asked the Bankruptcy Court for approval to complete the transaction by the end of April.

The Company also entered into a stalking-horse asset purchase agreement to sell its Cable business to an affiliate of Vecima Networks, Inc., a global leader in delivering scalable software, services, and integrated technology platforms for broadband access, and content delivery (the “Cable Stalking Horse Sale”). The Company has asked the Bankruptcy Court to approve procedures for soliciting additional bids and to set an auction for mid-May.

The Company remains committed to the success of its customers and partners and intends to continue supporting them throughout this process.

Michael Glickman, Chief Executive Officer, said, “Like many in our sector, Casa has experienced a significant decline in revenue and profits due in large part to industry-wide downward capital investment and procurement trends in the cable and telco markets. We also have incurred significant investments to bring our 5G Mobile Core and RAN products to market. We believe the sales of our businesses through a

Chapter 11 process will maximize value, preserve jobs and minimize disruption for our customers.”

Mr. Glickman continued, “We are incredibly grateful to our employees for their unrelenting hard work and commitment to serving our customers around the world. Their dedication has enabled us to continue to provide our leading portfolio of all-access broadband network solutions to our customers. Throughout this process, we will continue to support our loyal customers.”

Operating as Normal During the Court-Supervised Sale Process

In connection with the sale process, the Company entered a Restructuring Support Agreement (“RSA”) with more than 98% of its senior secured lenders (the “Lenders”) that, among other things, allows Casa to use its cash on hand and proceeds of the anticipated Cloud/RAN Sale to fund its operations and Chapter 11 process.

To support its operations during the court-supervised process, the Company is filing a variety of customary motions seeking, among other things, authorization to meet its obligations to its employees, customers and vendors. The Company expects to receive Bankruptcy Court approval for these requests.

Casa’s international subsidiaries are not debtors in the Chapter 11 filing; however, certain of their businesses and related assets are included in the two asset sale transactions. The international subsidiaries will continue to operate in the ordinary course pending the closing of the sales.

The Company’s NetComm business, which commenced voluntary administration proceedings under Australian law on March 11, 2024, is not included in the U.S. Chapter 11 process.

Additional information regarding the Company’s financial restructuring process is available at www.CasaSaleProcess.com. Court filings and other information regarding the claims process are available on a separate website administrated by the Company’s claims agent, Epiq, at https://dm.epiq11.com/casasystems, by calling Epiq toll-free at (877) 477-4039 (or (+1 (971) 606-5260 for calls originating outside of the U.S.), or by sending an email to CasaSystems@epiqglobal.com.

Advisors

Casa has engaged Sidley Austin LLP as legal counsel, Ducera Partners LLC as financial advisor, and Alvarez & Marsal North America, LLC as restructuring advisor.

About Casa Systems

Casa Systems, Inc. (Nasdaq: CASA) is a next-gen technology leader that supports mobile, cable, and wireline communications services providers with market leading solutions. Casa’s virtualized and cloud-native software solutions modernize operators’ network architectures, expand the range of services they can offer their consumer and commercial customers, accelerate time to revenue and reduce the TCO of their network infrastructure and operations. Casa’s suite of open, cloud-native network solutions unlocks new ways for service providers to quickly build flexible networks and service offerings that maximize revenue-generating capabilities. Commercially deployed in more than 70 countries, Casa Systems serves over 475 Tier 1 and regional service providers worldwide. For more information, visit http://www.casasystems.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release, business strategy, and plans and objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “are optimistic,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements include, without limitation, statements regarding (i) the RSA, the transactions contemplated thereby, and the expected benefits thereof, including that it will enable the Company to substantially to maximize value for its stockholders, preserve jobs and continue to meet its obligations to its customers and vendors with minimal disruption; (ii) the Company’s Chapter 11 proceedings, including, without limitation, the outcome thereof and the Company’s expectations as to receipt of and timing for Court approvals, as well as the expected benefits of the proceedings; (iii) the Cloud/RAN Sale and the Cable Stalking Horse Sale, including the transactions contemplated thereby, the various conditions to which such proposed sales are subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, as well as the expected benefits thereof; (iv) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including its business strategies, projected costs, prospects and plans, and other aspects of its operations or operating results; and (iv) other factors discussed in the “Risk Factors” section of its public reports filed with the Securities and Exchange Commission (the “SEC”), including its most recent Quarterly Report on Form 10-Q and its most recent Annual Report on Form 10-K, which are on file with the SEC and available in the investor relations section of the Company’s website at http://investors.casa-systems.com and on the SEC’s website at www.sec.gov. It is not possible for the Company’s management to predict all risks, nor can management assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company disclaims any obligation to update publicly or revise any forward-looking statements for any reason after the date of this press release, except as may be required under applicable securities laws.

Casa Systems Media Contact

Alicia Thomas

Casa Systems, Inc.

(817) 909-8921

Aaron Palash / Viveca Tress / Eduardo Rovira

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449